                                                                    EXHIBIT 10.3
                                                                    ------------

                               CONSENT AGREEMENT
                               -----------------

        CONSENT AGREEMENT (this "Agreement"), dated as of September 8, 1995, among AUTOTOTE CORPORATION ("Holdings"), AUTOTOTE SYSTEMS, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement or the July 1995 Agreement referred to below, as the case may be.

                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of October 31, 1991, and amended and restated as of October 30, 1992, and amended and restated as of June 4, 1993, and further amended and restated as of April 28, 1994 (as further amended, modified or supplemented through the date hereof, the "Credit Agreement");

        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Waiver, Consent, Agreement and Fifth Amendment, dated as of July 19, 1995 (the "July 1995 Agreement"), to the Credit Agreement, and a Consent Agreement and Sixth Amendment, dated as of August 30, 1995 (the "Sixth Amendment"), to the Credit Agreement;

        WHEREAS, Holdings and the Borrower have requested that the Banks consent to certain modifications and waivers to certain provisions of the Credit Agreement, the July 1995 Agreement, the Sixth Amendment and the Security Agreement as herein provided; and

        WHEREAS, subject to and on the terms and conditions set forth herein, the Banks are willing to grant such modifications and waivers;

        NOW THEREFORE, it is agreed:

        1. Notwithstanding anything to the contrary contained in the Credit Agreement or the Security Agreement, the Banks hereby agree that it will neither be a Default or an Event of Default under the Credit Agreement nor a breach of any representation or warranty in the Credit Agreement or the Security Agreement if the Banks' security interest in up to $2,000,000 in the aggregate of equipment and inventory of the Borrower is unperfected as a result of such equipment and inventory being transferred to Venezuela in order for the Borrower to perform its obligations under the contract to be entered into with a Venezuelan entity.

        2. The Banks hereby agree that the letter attached hereto as Exhibit A from Wellington Management Company satisfies the requirements of Section I(4) of the Sixth Amendment. However, in addition to the requirements of Section I(12) of the July 1995 Agreement and Section I(4) of the Sixth Amendment, Holdings and the Borrower hereby covenant and agree to continue to use their best efforts to cause the holders of the Wellington Subordinated Debt to agree to defer all cash payments (including payments of interest) which would otherwise be owing with respect thereto during the Waiver Period (assuming for purposes of this Section 2 that the Waiver Period ends on October 14, 1995) until at least February 14, 1996. No consideration shall be payable to the holders of the Wellington Subordinated Debt in connection with any such agreement unless otherwise agreed by the Required Banks. Furthermore, on or prior to October 2, 1995, Holdings shall have delivered to the Banks a report stating the status of the negotiations with the holders of the Wellington Subordinated Debt and any agreement reached with respect thereto. On October 2, 1995 and notwithstanding anything to the contrary contained in the July 1995 Agreement or the Sixth Amendment, the Waiver Termination Date shall occur unless the Required Banks are satisfied with the arrangements arrived at by Holdings and the Borrower, on the one hand, and the holders of the Wellington Subordinated Debt, on the other hand, with respect to the deferral of the cash payments which would otherwise be owing with respect to the Wellington Subordinated Debt as described above. Furthermore, Holdings and the Borrower acknowledge and agree that, if the Waiver Termination Date occurs on October 2, 1995, then on such date an Event of Default shall exist permitting acceleration of the obligations owing under the Credit Agreement.

        3. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts of this Agreement shall be lodged with Holdings, the Borrower and the Agent.

        4. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5. This Agreement shall become effective on the date (the "Agreement Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent.

        6. This Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or the Security Agreement.

                                     * * *

        IN WITNESS WHEREOF, such of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                         AUTOTOTE CORPORATION


                                         By /s/ Martin E. Schloss
                                           ------------------------------
                                           Title: Vice President



                                         AUTOTOTE SYSTEMS, INC.


                                         By /s/ Martin E. Schloss
                                           ------------------------------
                                           Title: Vice President



                                         BANKERS TRUST COMPANY,
                                         Individually and as Agent


                                         By /s/ Christopher Kinslow
                                           ------------------------------
                                           Title: Vice President



                                         BANK OF IRELAND,
                                         GRAND CAYMAN BRANCH


                                         By /s/ David Aylward
                                           ------------------------------
                                           Title: Vice President



                                         BANK POLSKA KASA OPIEKI, S.A.


                                         By
                                           ------------------------------
                                           Title:

                                         BHF-BANK AG


                                         By
                                           ------------------------------
                                           Title:


                                         By
                                           ------------------------------
                                           Title:


                                         CREDITANSTALT CORPORATE
                                         FINANCE, INC.


                                         By
                                           ------------------------------
                                           Title:


                                         By
                                           ------------------------------
                                           Title:


                                         DELAWARE TRUST COMPANY


                                         By
                                           ------------------------------
                                           Title:



                                         EUROPEAN AMERICAN BANK


                                         By
                                           ------------------------------
                                           Title:

                                         FLEET BANK OF MASSACHUSETTS, N.A.


                                         By /s/ Michael Palmer
                                           ------------------------------
                                           Title: Vice President


                                         GIROCREDIT BANK AG DER SPARKASSEN,
                                         GRAND CAYMAN ISLAND BRANCH


                                         By
                                           ------------------------------
                                           Title:

                                                                       EXHIBIT A
                                                                       ---------

                         WELLINGTON MANAGEMENT COMPANY



                                                September 8, 1995


Mr. Thomas C. DeFazio
Chief Financial Officer
Autotote Corporation
888 Seventh Avenue
New York, New York  10106-1894

Dear Tom:

        This letter will confirm that Autotote Corporation ("Autotote"), and Wellington Management Company ("WMC"), on behalf of Hartford Stock Fund and Hartford Advisers Fund (together, the "Funds"), are continuing discussions regarding the possible exchange of the 5-1/2% subordinated convertible debentures, due August 15, 2001, issued by Autotote (the "Debentures") for a new security or securities. As you know, the Funds are the holders of all outstanding Debentures and WMC is authorized to act on behalf of the Funds with respect to the matters described in this letter.

        This letter will confirm our understanding (on behalf of the Funds and any subsequent holders of Debentures) that, with respect to any interest due and payable on the Debentures during the period from August 10, 1995 through and including September 13, 1995 (including without limitation the $1.1 million in interest payments which were due and payable on August 15, 1995), such payments shall not be made by Autotote and, if made by Autotote, will not be accepted by the holders of the Debentures, at any time prior to October 5, 1995. If any payment of interest with respect to the Debentures is received by, or on behalf of, any of the holders of the Debentures prior to October 5, 1995, such payment shall not be deemed to be a payment of interest under the Debentures, shall be held in trust for the benefit of Autotote, and shall be promptly returned to Autotote. The foregoing shall not apply to any payment received on or after October 5, 1995.

        The agreements contained in the preceding paragraph shall not alter the fact that the interest due and payable on August 15, 1995 is owing as of such date, except that, notwithstanding any form or provision of the Debentures to the contrary, no "Event of Default" under the terms of the Debentures shall exist as a result of such non-payment of interest until October 5, 1995, if such interest has not been paid on or prior to October 5, 1995. Such agreements are not a waiver by the Funds of their rights to payment (notwithstanding that the timing of such payment may be affected) or any other rights under the Debentures, and have been entered into in order to accommodate Autotote's dealings with its lenders.

        This letter is entered into for the benefit of Autotote and for the benefit of Bankers Trust Company and the other lenders party to existing Credit Agreement with Autotote led by Bankers Trust Company, as Agent, and may be enforced by any of such entities. This letter supersedes and replaces in the entirety that certain letter from us to you dated August 10, 1995 regarding such interest payment.

                                        Very truly yours,

                                        WELLINGTON MANAGEMENT COMPANY


                                        By /s/ Peter L. Curry
                                           ----------------------------
                                           Peter L. Curry
                                           Vice President and
                                             General Counsel


cc:  Mr. Justin J. Vorwek, Bankers Trust Company
     Mr. Christopher Kinslow, BT Securities Corporation
     David Bilkis, Esq., White & Case